UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2010

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana		46235
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2010, the Compensation Committee of the Board of Directors approved two additional forms of award agreements for the issuance of restricted stock that may be granted pursuant to The Finish Line Inc.'s ("Company") 2009 Incentive Plan (the "2009 Plan").

The first of these new form award agreements may be used for time based vesting of restricted stock. This form of award agreement provides for forfeiture of all unvested shares granted under the agreement in the event a termination of employment occurs prior to the scheduled vesting date, unless such termination is due to retirement, death or disability. Upon a grant of restricted stock under this form of award agreement the recipient will have both voting rights with respect to the shares, and will receive dividends on the granted shares in cash when those dividends are otherwise paid to shareholders. This form of award agreement replaces the form of Restricted Stock Award Agreement filed by the Company as Exhibit 10.3 to its Form 8-K on July 23, 2009.

The second form of award agreement may be used for the award of restricted stock whose vesting schedule is subject to the achievement of specified performance goals based on specified performance measures. This form of award agreement provides for the forfeiture of all unvested shares granted there under in the event a termination of employment occurs (other than due to death or disability) prior to the achievement of the specified performance criteria. There is no exception made for a termination of employment due to retirement under this form agreement. Under this form of award agreement, dividends paid on the granted shares remain subject to vesting based on the achievement of the specified performance goals based on specified performance measures.

The description of each new form of award agreement herein is qualified entirely by reference to the actual form of agreement attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Form of Restricted Stock Award Agreement for Time Based Vesting
Exhibit 10.2 Form of Restricted Stock Award Agreement for Performance Based Vesting

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

March 11, 2010	By:	/s/ Edward W. Wilhelm

Name: Edward W. Wilhelm
Title: Executive Vice President - Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement for Time Based Vesting
10.2	Form of Restricted Stock Award Agreement for Performance Based Vesting